Facilities And Equipment	12 Months Ended
Dec. 31, 2010
Facilities And Equipment
Facilities And Equipment

Note 4. Facilities and Equipment

Facilities and equipment consisted of the following (in thousands):

	December 31,
	2010	2009
Office furniture and fixtures	$161	$681
Computer equipment and software	555	659
Leasehold improvements	78	78

	794	1,418
Less: accumulated depreciation	(745)	(1,199)

Total	$49	$219

Certain facilities and equipment for the Company's lab in South San Francisco, CA, were deemed to be impaired during 2009. Additionally, the Company recognized impairment on dedicated manufacturing equipment in 2009. Refer below to Note 13 and Note 8, respectively, for details on the impaired assets. Depreciation expense on facilities and equipment totaled $98,000 and $255,000 for the years ended December 31, 2010 and 2009, respectively.